UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2026

POTLATCHDELTIC CORPORATION

(Exact name of registrant as specified in its charter)

(Redwood Merger Sub, LLC, as successor by merger to PotlatchDeltic Corporation)

(Exact name of registrant as specified in its charter)

Delaware	1-32729	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600

Spokane, Washington

99201

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(509) 835-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 30, 2026, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 13, 2025, by and among PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic” or the “Company”), Rayonier Inc., a North Carolina corporation (“Rayonier”), and Redwood Merger Sub, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Rayonier (the “Company Surviving Entity”), PotlatchDeltic merged with and into the Company Surviving Entity, with the Company Surviving Entity continuing as the surviving corporation (the “Merger”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of the common stock of PotlatchDeltic, par value $1.00 per share (the “PotlatchDeltic Common Stock”), that was outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was canceled and converted into the right to receive 1.8185 (the “Adjusted Exchange Ratio”) Rayonier common shares, no par value (the “Rayonier Common Shares”) and $0.61 in cash (together, the “Merger Consideration”). No fractional Rayonier Common Shares were issued in the Merger, and holders of PotlatchDeltic Common Stock are entitled to receive cash in lieu of any such fractional shares.

At the Effective Time, each PotlatchDeltic restricted stock unit award (“PotlatchDeltic RSU”) outstanding immediately prior to the Effective Time was converted into a Rayonier restricted stock unit award (“Rayonier RSU”) with respect to a number of Rayonier Common Shares calculated based on the number of shares of PotlatchDeltic Common Stock underlying the applicable PotlatchDeltic RSU multiplied by 1.8449 (the “Equity Award Exchange Ratio”), rounded to the nearest whole number of shares.

At the Effective Time, each PotlatchDeltic performance share award (“PotlatchDeltic PSA”) was converted into a Rayonier RSU award with respect to a number of Rayonier Common Shares calculated based on the number of shares of PotlatchDeltic Common Stock underlying the applicable PotlatchDeltic PSA, which was determined by deeming any performance-based criteria applicable to such PotlatchDeltic PSA achieved at 100%, 176.19% and 100% of target performance in respect of awards granted in 2024, 2025, and 2026, respectively, multiplied by the Equity Award Exchange Ratio, rounded to the nearest whole number of shares.

At the Effective Time, each PotlatchDeltic stock equivalent unit (“PotlatchDeltic Stock Equivalent Unit”) outstanding immediately prior to the Effective Time was converted into a stock equivalent unit with respect to a number of Rayonier Common Shares calculated based on the number of shares of PotlatchDeltic Common Stock underlying the applicable PotlatchDeltic Stock Equivalent Unit multiplied by the Equity Award Exchange Ratio, rounded to the nearest whole number of shares.

At the Effective Time, each outstanding PotlatchDeltic stock option (“PotlatchDeltic Option”) was converted into the right to receive a number of Rayonier Common Shares, equal to (i) the Equity Award Exchange Ratio multiplied by (ii) the quotient of (a) the total value of all options held by such holder based on the Merger Consideration Value (which shall be the product of the average of the closing-sale price of a Rayonier Common Share for the consecutive period of five (5) trading days ending on the trading day preceding the Closing Date, and the Equity Award Exchange Ratio) less the applicable exercise prices of such options, divided by (b) the Merger Consideration Value. Notwithstanding the foregoing, at the Effective Time, each PotlatchDeltic Option outstanding with an exercise price equal to or greater than the Merger Consideration Value as of immediately prior to the Effective Time was canceled for no consideration.

The issuance of Rayonier Common Shares in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Rayonier’s registration statement on Form S-4 (File No. 333-292031), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on December 23, 2025.

The forgoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to PotlatchDeltic’s Current Report on Form 8-K filed with the SEC on October 14, 2025, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the Merger, the PotlatchDeltic Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “PCH.” In connection with the consummation of the Merger, PotlatchDeltic notified Nasdaq of the consummation of the Merger and requested that Nasdaq (i) halt trading of the PotlatchDeltic Common Stock, (ii) suspend trading of and delist the PotlatchDeltic Common Stock and (iii) file with the SEC a notification of removal from listing and/or registration on Form 25 (a “Form 25”) to effect the delisting of the PotlatchDeltic Common Stock from Nasdaq and the deregistration of the PotlatchDeltic Common Stock under Section 12(b) of the Exchange Act.

As requested by PotlatchDeltic, the trading of shares of PotlatchDeltic Common Stock shall be halted by Nasdaq effective immediately following the after-hours trading session on the evening of January 30, 2026, and Nasdaq will file a Form 25 with the SEC on February 2, 2026. In addition, the Company Surviving Entity intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the PotlatchDeltic Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the PotlatchDeltic Common Stock.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, all shares of PotlatchDeltic Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of PotlatchDeltic Common Stock to be canceled in accordance with the Merger Agreement) were converted into the right to receive the Merger Consideration and were canceled and ceased to exist.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

At the Effective Time, as contemplated under the Merger Agreement, PotlatchDeltic merged with and into the Company Surviving Entity, with the Company Surviving Entity continuing as the surviving entity and a direct, wholly owned subsidiary of Rayonier.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, and at and upon the Effective Time, all of the members of the board of directors of PotlatchDeltic ceased to be directors of PotlatchDeltic and all of PotlatchDeltic’s officers ceased to be officers of PotlatchDeltic.

In connection with the Merger, Linda M. Breard, Michael J. Covey, Eric J. Cremers, D. Mark Leland, and Lenore M. Sullivan became directors of Rayonier at the Effective Time.

Immediately following the Effective Time, the sole managing member of Redwood Merger Sub, LLC, Rayonier Inc. became the sole managing member of the Company Surviving Entity, and the officers of Redwood Merger Sub, LLC became the officers of the Company Surviving Entity.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Fourth Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company ceased to be in effect and the Certificate of Formation and Limited Liability Company Agreement of Redwood Merger Sub, LLC in existence prior to the Effective Time became the Certificate of Formation and the Limited Liability Company Agreement of the Company Surviving Entity, in accordance with the Merger Agreement.

Copies of such Certificate of Formation and Limited Liability Company Agreement are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 13, 2025, by and among Rayonier Inc., Redwood Merger Sub, LLC and PotlatchDeltic Corporation (incorporated by reference to Exhibit 2.1 to PotlatchDeltic’s Form 8-K filed on October 14, 2025).†

3.1	Certificate of Formation of Redwood Merger Sub, LLC.

3.2	Limited Liability Company Agreement of Redwood Merger Sub, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. PotlatchDeltic hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redwood Merger Sub, LLC (successor by merger to PotlatchDeltic Corporation)

By:	/s/ Mark R. Bridwell
Mark R. Bridwell
Authorized Person

Dated: January 30, 2026